                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

The undersigned executive officer of First BancTrust Corporation (the "Registrant") hereby certifies that the Registrant's Form 10-KSB for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                          /s/ Terry J. Howard
                                          --------------------------------------
                                          Name:  Terry J. Howard
                                          Title: Chief Executive Officer and
                                                 President

Date: March 24, 2005

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